                                                                  EXHIBIT 10.19C


                                AMENDMENT NO. 5
                         TO SECURITIZATION AGREEMENTS

          AMENDMENT NO. 5, dated as of June 15, 1999, among PAMECO SECURITIZATION CORPORATION, a Delaware company ("PSC"), PAMECO CORPORATION, a
                                                 ---
Georgia company ("Pameco"), REDWOOD RECEIVABLES CORPORATION ("Redwood") and
                  ------                                      -------
GENERAL ELECTRIC CAPITAL CORPORATION, a New York company ("GECC").
                                                           ----

          WHEREAS, Pameco, as originator (in such capacity, the "Originator")
                                                                 ----------
and PSC are parties to a Receivables Transfer Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Transfer
                                                                      --------
Agreement");
---------

          WHEREAS, PSC, as seller (in such capacity, the "Seller"), Redwood, as
                                                          ------
purchaser (in such capacity, the "Purchaser"), GECC, as operating agent (in such
                                  ---------
capacity, the "Operating Agent") and collateral agent (in such capacity, the
               ---------------
"Collateral Agent") and Pameco, as servicer (in such capacity, the "Servicer")
-----------------                                                   --------
are parties to a Receivables Purchase and Servicing Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Purchase Agreement");
-------------------

          WHEREAS, Redwood and GECC are parties to a Liquidity Loan Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Liquidity Agreement"; together with the Transfer Agreement and
               -------------------
the Purchase Agreement, the "Securitization Agreements"); and
                             -------------------------

          WHEREAS, the parties hereto desire to amend the Securitization Agreements and certain ancillary documents and agreements referred to therein in the manner set forth in this Amendment.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

          SECTION 1.1  Definitions.  All capitalized terms used herein, unless
                       -----------
otherwise defined, are used as defined in the Purchase Agreement.


                                  ARTICLE II
                 AMENDMENTS TO PURCHASE AGREEMENT AND ANNEX X

          SECTION 2.1 Amendment to Exhibit H.  Exhibit H to the Purchase
                      ----------------------
Agreement is hereby amended by:

          (a) deleting subsection 1(a) in its entirety and replacing it with the following:

              "(a) Servicer EBITDA. As of the last day of each fiscal quarter of
                   ---------------
     the Servicer, the Consolidated EBITDA for the preceding twelve consecutive fiscal months shall not be less than the amount set forth below opposite such period:

          Fiscal Quarter Ending                    Amount
          ---------------------                 ------------

          May 31, 1999                          $20,012,000
          August 31, 1999                       $18,524,000
          November 30, 1999                     $18,976,000
          February 29, 2000                     $17,272,000
          For each fiscal quarter thereafter    $20,000,000"

          (b) deleting subsection 1(c) in its entirety and replacing it with the following:

               "(c) Fixed Charge Coverage Ratio.  As of the last day of each
                    ---------------------------
     fiscal quarter of the Servicer, the ratio of (i) Consolidated EBITDA to
     (ii) Consolidated Fixed Charges for the preceding twelve consecutive fiscal months shall not be less than the ratio set forth below opposite such period:

          Fiscal Quarter Ending                    Ratio
          ---------------------                 ------------

          May 31, 1999                          1.43 to 1.00
          August 31, 1999                       1.20 to 1.00
          November 30, 1999                     1.07 to 1.00
          February 29, 2000                     0.85 to 1.00
          For each fiscal quarter thereafter    1.25 to 1.00"

          (c) deleting subsection 1(d) in its entirety and replacing it with the following:

               "(d)  Maintenance of Net Worth.  (i) The Company Net Worth on the
                     ------------------------
     last day of each fiscal quarter ending on the day set forth below shall not be less than the amount set forth opposite such date:

          Fiscal Year Ending                          Amount
          ---------------------------------------     -------------------------------

          May 31, 1998 (first fiscal quarter)         $65,000,000
          August 31, 1998 (second fiscal quarter)     $65,000,000
          November 30, 1998 (third fiscal quarter)    $65,000,000
          February 28, 1999 (fiscal year)             $65,000,000 plus 50% of
                                                                  ----
                                                      Consolidated Net Income for the
                                                      fiscal year then ended

               (ii) Commencing with the fiscal year of the Servicer ending on February 29, 2000, (A) the Company Net Worth on the last day of each of the first, second and third fiscal quarters of each fiscal year of the Servicer shall not be less than the minimum Company Net Worth of the Servicer required pursuant to this paragraph (d) for the fourth quarter of the immediately preceding fiscal year of the Servicer and
          (B) the Company Net Worth on the last day of each fiscal year of the Servicer shall not be less than the minimum Company Net Worth required pursuant to this paragraph (d) for the third quarter of such fiscal year plus 50% of Consolidated Net Income for such fiscal year.
               ----

     The terms "Consolidated EBITDA", "Consolidated Fixed Charges", "Company Net Worth" and "Consolidated Net Income" shall have the meanings ascribed to such terms in the Credit Agreement."

          SECTION 2.2 Amendment to Schedule 3.  Schedule 3 to the Purchase
                      -----------------------
Agreement is amended by deleting therefrom the definitions of the terms "Daily
                                                                         -----
Margin" and "Daily Default Margin" and by substituting the following new
------       --------------------
definitions of such terms in lieu thereof:

     ""Daily Margin" and "Daily Default Margin" mean the following percentages
       ------------       --------------------
divided by 360:

     Daily Margin  Daily Default Margin    Interest Coverage Ratio
     ------------  --------------------    -----------------------

          1.25%           3.25%            Less than 1.75
          1.00%           3.00%            Greater than or equal to 1.75 and less than 3.50
          0.75%           2.75%            Greater than or equal to 3.50 and less than 5.50
          0.625%          2.625%           Greater than or equal to 5.50

     The term "Interest Coverage Ratio" shall have the meaning ascribed to such term in the Credit Agreement.

     Notwithstanding the foregoing, for the period from the Amendment Effective Date to and until the date (based on quarterly financial data) on which, for the preceding twelve (12) consecutive fiscal months, (a) Consolidated EBITDA is not less than $20,000,000, (b) the Fixed Charge Coverage Ratio is not less than 1.25 to 1.00, (c) the Consolidated Senior Debt Leverage Ratio is not greater than 5.00 to 1.00, and (d) the Consolidated Total Debt Leverage is not greater than 6.00 to 1.00, the Daily Margin and Daily Default Margin will be as follows:

          Daily Margin    Daily Default Margin
          ------------    --------------------

          1.75%                 3.75%

     The terms "Consolidated Senior Debt Leverage Ratio", "Fixed Charge Coverage Ratio", "Consolidated Total Debt Leverage Ratio" and "Consolidated EBITDA" shall have the meanings ascribed to such terms in the Credit Agreement."

          SECTION 2.3  Amendment to Annex X.  Annex X is hereby amended by:
                       --------------------

               (a) deleting from the definition of "Fee Letter" the date "October 16, 1998" and substituting therefor the date "June 15, 1999".

                                 ARTICLE III
                                    WAIVER

          SECTION 3.1  Waiver.  The Operating Agent, Redwood and the Collateral
                       ------
Agent hereby waive the Termination Event and Event of Servicer Termination arising under Sections 9.01(a)(ii), 9.01(l), 9.02(a) and 9.02(f) of the Purchase Agreement caused solely by the Company=s failure to comply with Sections 5.02(c), 5.02(d), 5.02(e), 5.02(f), 5.02(h), 7.07, 7.08 and 7.09 to the Purchase
Agreement for the fiscal quarter or year ended February 28, 1999. The foregoing waivers are limited to the specific purpose for which they are granted and shall not be construed as a consent, waiver or other modification with respect to any other term, condition or other provisions of any Related Document or any other Termination Event and Event of Servicer Termination now or hereafter existing.


                                 ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

          SECTION 4.1  Representations and Warranties of PSC and Pameco.  Each
                       ------------------------------------------------
of PSC and Pameco represents and warrants that:

          (a) this Amendment No. 5 has been duly authorized, executed and delivered by each such party which is a signatory thereto;

          (b) this Amendment No. 5 constitutes the legal, valid and binding obligation of each such party which is a signatory thereto; and

          (c) each of the representations and warranties of such party set forth in the Securitization Agreements is true and correct as of the Amendment Effective Date (as defined below) and on such Amendment Effective Date is also made with respect to the Insurer; provided, that references in the
                                  --------  ----
Securitization Agreements to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 5 and to the Transfer Agreement as amended by this Amendment No. 5, respectively.

          SECTION 4.2  Representations and Warranties of Redwood.  Redwood
                       -----------------------------------------
represents and warrants that:

          (a) this Amendment No. 5 has been duly authorized, executed and delivered by Redwood;

          (b) this Amendment No. 5 constitutes the legal, valid and binding obligation of Redwood; and

          (c) each of the representations and warranties of Redwood set forth in the Securitization Agreements is true and correct as of the Amendment Effective Date (as defined below); provided, that references in the
                                   --------  ----
Securitization Agreements to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 5 and to the Transfer Agreement as amended by this Amendment No. 5, respectively.


                                 ARTICLE V
                             CONDITIONS PRECEDENT

          SECTION 5.1  Conditions Precedent.    This Amendment No. 5 shall
                       --------------------
become effective (the actual date of such effectiveness, the "Amendment
                                                              ---------
Effective Date") as of the date first above written subject to satisfaction of
--------------
the following conditions precedent in form and substance satisfactory to the Operating Agent:

          (a) Counterparts hereof shall have been duly executed and delivered by the parties hereto;

          (b) the Operating Agent, Redwood, the Seller and the Servicer shall have executed and delivered the Fee Letter;

          (c) the Operating Agent shall have received a certificate of the Secretary or an Assistant Secretary of each of the Seller and the Servicer, dated as of the Amendment Effective Date, and certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment No. 5, (ii) a copy of such party's certificate of incorporation and by-laws, and
(iii) a copy of the resolutions of the board of directors of such party approving this Amendment No. 5 and the related transactions to which it is a party, all in form and substance satisfactory to the Operating Agent. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (d) the Operating Agent shall have received an Officer's Certificate from each of the Seller and the Servicer in the forms of Annexes A-1 and A-2 hereto, respectively;

          (e) PSC shall have received a certificate of the Secretary or an Assistant Secretary of the Originator, dated as of the Amendment Effective Date, and certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment No. 5, (ii) a copy of the Originator's certificate of incorporation and by-laws, and (iii) a copy of the resolutions of the board of directors of the Originator approving this Amendment No. 5 and the related transactions to which it is a party. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (f) The Operating Agent shall have received an executed legal opinion from Kilpatrick Stockton LLP in form and substance satisfactory to the Operating Agent; and

          (g) PSC and Pameco shall have taken such other actions and provided such documentation as the Operating Agent may request.


                                  ARTICLE VI
                                 MISCELLANEOUS

          SECTION 6.1  Counterparts.  This Amendment No. 5 may be executed on
                       ------------
any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 6.2  GOVERNING LAW.  THIS AMENDMENT NO. 5 SHALL BE GOVERNED
                       -------------
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          SECTION 6.3  Expenses.  Pameco agrees to pay and reimburse the
                       --------
Operating Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment No. 5, including the reasonable fees and expenses of counsel to the Operating Agent and the Collateral Agent.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              PAMECO SECURITIZATION CORPORATION


                              By ______________________________
                                 Title:


                              REDWOOD RECEIVABLES CORPORATION


                              By ______________________________
                                 Title:


                              PAMECO CORPORATION


                              By ______________________________
                                 Title:


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Operating Agent and
                              Collateral Agent


                              By ______________________________
                                 Title:


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Liquidity Agent


                              By _____________________________
                                 Title:

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Letter of Credit Agent and
                              Letter of Credit Provider


                              By ______________________________
                                 Title:

                                                            ANNEX A-1


                    FORM OF OFFICER'S CERTIFICATE OF SELLER
                    ---------------------------------------

                       Pameco Securitization Corporation

                             Officer's Certificate


          I, [Name of Officer], the duly elected [Insert Title] of Pameco Securitization Corporation (the "Seller"), hereby certify pursuant to Section 5.1(d) of Amendment No. 5 to Securitization Agreements, dated as of the date hereof ("Amendment No. 5"; capitalized terms used but not defined in this Officer's Certificate having the meaning set forth in Amendment No. 5), between the Seller, Pameco Corporation, Redwood Receivables Corporation (the "Purchaser") and General Electric Capital Corporation, and for the benefit of the Purchaser, the Operating Agent and General Electric Capital Corporation, as follows:

          (1) after giving effect to the effectiveness of Amendment No. 5, no Termination Event or Incipient Event will have occurred and be continuing; and

          (2) the representations and warranties of the Seller contained in
Section 4.01 of the Purchase Agreement, in the Transfer Agreement and in any other document, certificate or financial or other statement delivered by the Seller in connection with the Purchase Agreement or the Transfer Agreement are true and correct in all material respects and with the same force and effect as though such representations and warranties had been made as of such date, except to the extent any such representations and warranties relate solely to an earlier date.

          IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this ___ day of June, 1999.

                              PAMECO SECURITIZATION CORPORATION


                              By:_______________________________
                                 Name:
                                 Title:

                                                                       ANNEX A-2


                   FORM OF OFFICER'S CERTIFICATE OF SERVICER
                   -----------------------------------------

                              Pameco Corporation

                             Officer's Certificate


          I, [Name of Officer], the duly elected [Insert Title] of Pameco Corporation (the "Servicer"), hereby certify pursuant to Section 5.1(d) of Amendment No. 5 to Securitization Agreements, dated as of the date hereof ("Amendment No. 5"; capitalized terms used but not defined in this Officer's Certificate having the meaning set forth in Amendment No. 5), between Pameco Securitization Corporation, the Servicer, Redwood Receivables Corporation (the "Purchaser") and General Electric Capital Corporation, and for the benefit of the Purchaser, the Operating Agent and General Electric Capital Corporation, as follows:

          (1) after giving effect to the effectiveness of Amendment No. 5, no Termination Event or Incipient Event will have occurred and be continuing; and

          (2) the representations and warranties of the Seller contained in
Section 4.01 of the Purchase Agreement, in the Transfer Agreement and in any other document, certificate or financial or other statement delivered by the Seller in connection with the Purchase Agreement or the Transfer Agreement are true and correct in all material respects and with the same force and effect as though such representations and warranties had been made as of such date, except to the extent any such representations and warranties relate solely to an earlier date.

          IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this ___ day of June, 1999.

                                        PAMECO CORPORATION


                                        By:_______________________________
                                        Name:
                                        Title: